CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Patrick J. Sheppard, President and Chief Executive Officer and Steven M. Anderson, Vice President and Treasurer of Mellon Institutional Funds Master Portfolio (the "Registrant"), each certify to the best of their knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Patrick J. Sheppard
_____________________________________
Patrick J. Sheppard
President and Chief Executive Officer


Date: ____________ __, 2004


/s/ Steven M. Anderson
_____________________________________
Steven M. Anderson
Vice President and Treasurer


Date: ____________ __, 2004


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.